Exhibit 99.23

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
JUNE, 1997



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          5.9920%



        Excess Protection Level
          3 Month Average  4.40%
          June, 1997  4.78%
          May, 1997  4.39%
          April, 1997  4.02%


        Cash Yield                                  17.19%


        Investor Charge Offs                        4.60%


        Base Rate                                   7.82%


        Over 35 Day Delinquency                     4.57%


        Seller's Interest                           10.08%


        Total Payment Rate                          12.14%


        Total Principal Balance                     $ 27,184,721,330.37


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 2,741,483,811.88